AMENDMENT NO. 5
TO
SERVICE PLAN
(Class A Shares, Class AX Shares, Class B Shares, Class BX Shares, Class C Shares, Class CX Shares,
Class R Shares and Class RX Shares)
(Reimbursement)
The Service Plan (Class A Shares, Class AX Shares, Class B Shares, Class BX Shares, Class C Shares, Class CX Shares, Class R Shares and Class RX Shares) (Reimbursement) (the “Service Plan”), effective July 15, 2013, and subsequently amended February 12, 2010, is hereby amended as follows:
     WHEREAS, the Service Plan is hereby amended to remove Invesco Leaders Fund;
     NOW THEREFORE, Schedule 1 to the Service Plan is hereby deleted and replaced in its entirety with the following:
“SCHEDULE A
SERVICE PLAN
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Funds	Shares
Invesco American Franchise Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Equity and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Growth and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Pennsylvania Tax Free Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Small Cap Discovery Fund	Class A Shares
Class B Shares
Class C Shares

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Funds	Shares
Invesco Balanced-Risk Retirement Now Fund	Class AX Shares
Class CX Shares
Class RX Shares

Invesco Balanced-Risk Retirement 2020 Fund	Class AX Shares
Class CX Shares
Class RX Shares

Invesco Balanced-Risk Retirement 2030 Fund	Class AX Shares
Class CX Shares
Class RX Shares

Invesco Balanced-Risk Retirement 2040 Fund	Class AX Shares
Class CX Shares
Class RX Shares

Invesco Balanced-Risk Retirement 2050 Fund	Class AX Shares
Class CX Shares
Class RX Shares

Invesco U.S. Mortgage Fund	Class A Shares
Class B Shares
Class C Shares
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

Funds	Shares
Invesco Money Market Fund	Class AX Shares
Class BX Shares
Class CX Shares

Invesco Corporate Bond Fund	Class A Shares
Class B Shares
Class C Shares
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

Funds	Shares
Invesco American Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Funds	Shares
Invesco Comstock Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Mid Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Small Cap Value Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Value Opportunities Fund	Class A Shares
Class B Shares
Class C Shares
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Funds	Shares
Invesco High Yield Municipal Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Intermediate Term Municipal Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Municipal Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco New York Tax Free Income Fund	Class A Shares
Class B Shares
Class C Shares”

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